UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2018

VICAL INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10390 Pacific Center Court, San Diego, California 92121-4340
(Address of Principal Executive Offices) (Zip Code)

(858) 646-1100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

 On January 22, 2018, Astellas Pharma Inc. and Vical Incorporated announced that ASP0113, an investigational DNA vaccine being developed for cytomegalovirus (CMV)-seropositive hematopoietic stem cell transplant (HSCT) recipients, did not meet its primary or secondary endpoints in the Phase 3 HELIOS clinical trial. The vaccine was generally well-tolerated, with injection-site reactions being the most commonly reported adverse event.  A press release announcing the outcome of the clinical trial is attached at Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1        Press release issued by Astellas Pharma, Inc. and Vical Incorporated on January 22, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICAL INCORPORATED

Date: January 22, 2018	By:	/s/ ANTHONY A. RAMOS
Anthony A. Ramos
Chief Financial Officer